                                                   KRANZCO REALTY TRUST
                                                   LETTER OF TRANSMITTAL

Dear Stockholder of New America Network, Inc.:

         This Letter of Transmittal enables you to exchange your shares of common stock, par value $0.01 per share ("NAI Shares") of New America Network, Inc., a Delaware corporation which conducts business as New America International ("NAI") for Kranzco Realty Trust ("Kranzco") ___% Convertible Subordinated Notes (the "Notes"), as described more fully in the Prospectus dated _________ ___, 1998. Please follow the instructions in this letter in order to exchange your NAI Shares and receive the benefits of our Offer. Capitalized terms used herein and not defined herein have the meanings ascribed to them in the Prospectus. Simply complete and sign pages 3 and 5 and return your certificate(s) in the enclosed envelope.

         Our Offer will expire at 5:00 p.m., Eastern Time, on ________, 1998 (the "Expiration Date") unless extended. The Offer may also be terminated or amended by Kranzco, in accordance with the terms of the Offer as set forth in the Prospectus. NAI Shares which are tendered may be withdrawn at any time prior to the Expiration Date, provided that proper notice in writing or via telegraph, or facsimile transmission is timely received by the Exchange Agent listed in this Letter of Transmittal.

         Kranzco's obligation to exchange the aggregate Offer Consideration for 10,379,531 NAI Shares pursuant to the Offer is subject to (i) there being validly tendered and not withdrawn prior to the expiration date a number of NAI Shares which will constitute 80% of the outstanding NAI Shares (the "Minimum Tender Condition"), (ii) the representations and warranties of NAI contained in the Exchange Agreement (as defined herein) being true and correct on the Expiration Date and related closing date, and (iii) the satisfaction of other conditions set forth in the Exchange Agreement.

         Gerald C. Finn and Jeffrey M. Finn, individually, and as trustee of a trust for the benefit of Jeffrey M. Finn (collectively, the "Finns") have agreed to tender 80% (and up to 90% in certain circumstances) of their respective NAI Shares in the Exchange Offer. Although the Finns have agreed to tender up to 90% of the NAI Shares owned by them, such number of NAI Shares is not sufficient to meet the Minimum Tender Condition without other NAI Stockholders joining in the tender. Accordingly, if other NAI Stockholders do not tender a number of NAI Shares, that together with the NAI Shares to be tendered by the Finns, would meet the Minimum Tender Condition, the Exchange Offer will not be consummated and NAI will continue to conduct its business as a private company.

         Kranzco will accept for exchange a maximum of 10,379,531 validly tendered NAI Shares, representing 80% of the outstanding NAI Shares. Kranzco will accept for exchange from each Stockholder a number of validly tendered NAI Shares representing that Stockholder's Guaranteed Minimum Tender which is equivalent to 80% of your NAI Shares, unless you tender a lesser number of NAI Shares. You may also tender NAI Shares in excess of the Guaranteed Minimum Tender. If after aggregating the NAI Shares validly tendered pursuant to the Guaranteed Minimum Tender, the Minimum Tender Condition has not been met, Kranzco will accept for exchange such number of validly tendered NAI Shares as would be required to meet the Minimum Tender Condition on a pro rata basis from among all the NAI Shares tendered in excess of each NAI Stockholder's Guaranteed Minimum Tender (with appropriate adjustments to avoid purchases of fractional shares).

         For further information or assistance regarding our Offer please call our representatives listed on the back.

         Thank you for your time and assistance in this matter.

                                                           Sincerely,

                                                           KRANZCO REALTY TRUST

                        NAI STOCKHOLDER REPRESENTATION

         The NAI Stockholder executing the Letter of Transmittal, or on whose behalf the Letter of Transmittal is executed (the "Tendering NAI
Stockholder"), hereby makes the following representations and warranties:

         1. The Tendering NAI Stockholder acknowledges receipt of the Kranzco Prospectus dated __________, 1998 (the "Prospectus") relating to the Exchange Offer.

         2. Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the NAI Shares tendered with the Letter of Transmittal in accordance with the terms of the Offer, the Tendering NAI Stockholder sells, assigns and transfers to, or upon the order of, Kranzco, all right, title and interest in and to all of the NAI Shares that are being tendered and any and all NAI Shares and other securities issued or issuable in respect thereof, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Tendering NAI Stockholder with respect to such NAI Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the Tendering NAI Stockholder's rights with respect to such NAI Shares, to present such NAI Shares for transfer on the books of NAI and receive all benefits and otherwise exercise all rights of beneficial ownership of such NAI Shares all in accordance with the terms and the conditions of the Offer.

         3. The Tendering NAI Stockholder has full power and authority to tender, sell, assign and transfer the NAI Shares tendered and that when the same are accepted for exchange by Kranzco, Kranzco will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The Tendering NAI Stockholder will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Kranzco to be necessary or desirable to complete the sale, assignment, and transfer of the NAI Shares tendered.

         4. All authority conferred or agreed to be conferred pursuant to the Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the Tendering NAI Stockholder and any obligation of the Tendering NAI Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Tendering NAI Stockholder. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of NAI Shares made is irrevocable.

         5. The Tendering NAI Stockholder understands that tenders of NAI Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the instructions to the Letter of Transmittal and acceptance of such NAI Shares will constitute a binding agreement between the Tendering NAI Stockholder and Kranzco upon the terms and subject to the conditions set forth in the Offer.

                 IN ORDER TO TENDER YOUR NAI SHARES, SIMPLY:

                  1. SIGN BY THE "X" IN THE BOX BELOW AND DATE
                  2.  COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 5.

I certify that I have read the instructions enclosed with and constituting a part of this Letter of Transmittal and that I comply with the NAI Stockholder Representation included with such Instructions.

                                                     PLEASE SIGN HERE.

Signature(s) of NAI Stockholder(s)          x
                                            ------------------------------------

Dated:                      , 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s). If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (Full Title) __________________________________________________________
Address ________________________________________________________________________
City/State/Zip Code ____________________________________________________________

                    ______________________________________
                       (Area Code and Telephone Number)

         Complete the box below only if you wish to tender less than all the NAI Shares evidenced by your certificate(s)


________________________________________________________________________________

CERTIFICATE NUMBER(S) AND NAI SHARES TENDERED (ATTACH ADDITIONAL LIST
IF NECESSARY)
________________________________________________________________________________
       Certificate         Total Number of NAI Shares            Number of
        Number(s)          Evidenced by Certificate(s)      NAI Shares Tendered*

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         Total NAI Shares


________________________________________________________________________________
--------
* You must indicate if you are tendering less than all NAI Shares evidenced by any certificate(s) delivered to the Exchange Agent. See Instruction 3.

                          IMPORTANT TAX INFORMATION

         Under federal income tax law, an NAI Stockholder (a "Holder") whose tendered NAI Shares are accepted for payment is required to provide the Exchange Agent with such Holder's current TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such Holder or other payee with respect to Notes acquired pursuant to the Offer may be subject to 31% backup withholding tax.

         Certain Holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any Offer Consideration or Consent Payment paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on any Offer Consideration or Consent Payment paid to a Holder or other payee with respect to NAI Shares acquired pursuant to the Offer, the Holder is required to notify the Exchange Agent of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting TIN) and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

         The Holder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the NAI Shares. If the NAI Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

        THIS PAGE MUST BE COMPLETED BY ALL TENDERING NAI STOCKHOLDERS.
          Please fill in your social security number and sign below.
             Please see Instruction 7 for additional information.

____________________________________________________________________________________________________________________________________

                                             PAYOR'S NAME: FIRST UNION NATIONAL BANK
____________________________________________________________________________________________________________________________________

                                      Part I - PLEASE PROVIDE YOUR TIN IN THE             Social Security number(s) or
                                      BOX AT RIGHT AND CERTIFY BY SIGNING               Employer Identification Number(s)
                                      AND DATING BELOW.

                                                                                          -----------------------------
        SUBSTITUTE          Part 2 - Certification - Under penalties of perjury, I certify that:
         FORM W-9

                            (1)    The number shown on this form is my correct taxpayer identification number (or I am
Department of the                  waiting for a number to be issued for me), and
Treasury Internal           (2)    I am not subject to backup withholding because:  (a) I am exempt from backup
Revenue Service                    withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends,
Payer's Request                    or (c) the IRS has notified me that I am no longer subject to backup withholding.
for Taxpayer                Certification Instructions - You must cross out item (2) above if you have been notified by
Identification              the IRS that you are currently subject to backup withholding because of underreporting interest
Number ("TIN")              or dividends on your tax return.
                            ________________________________________________________________________________________________________
                            Signature ______________________________________________

                                                                                       Part 3 -  Awaiting TIN |_|
                            Date  __________________________________________________
____________________________________________________________________________________________________________________________________
NOTE:       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50
            PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP
            WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO
            MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
            TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
            ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
            IN PART 3 OF THE SUBSTITUTE FORM W-9.

________________________________________________________________________________
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature _______________________________________    Date _____________________

________________________________________________________________________________

                                   OPTIONAL

     If you would like the Notes to be delivered to a different address, complete the box below.

________________________________________________________________________________

                        Special Delivery Instructions

     To be completed ONLY if the Notes are to be sent to the undersigned at an address other than that shown on the address label.

Mail the Notes to Holder at the following address:

Name ___________________________________________________________________________
                            (Please Type or Print)

Address ________________________________________________________________________

City/State/Zip Code ____________________________________________________________

________________________________________________________________________________

The Exchange Agent for the Offer is:

                          FIRST UNION NATIONAL BANK

________________________________________________________________________________
By Regular Mail:                       By Overnight Courier:

      First Union National Bank                First Union National Bank
 1525 West W.T. Harris Boulevard, 3C3     1525 West W.T. Harris Boulevard, 3C3
 Charlotte, North Carolina 28288-1153        Charlotte, North Carolina 28262
     Telephone:  (800) 829-8432                Telephone:  (800) 829-8432
________________________________________________________________________________
New York Drop:                         Facsimile Transmission:
                                                   (704) 590-7628

      First Union National Bank
40 Broad Street - 5th Floor, Suite 550
      New York, New York 10004
________________________________________________________________________________


ANY NAI STOCKHOLDER THAT DESIRES TO TENDER NAI SHARES AND WHOSE CERTIFICATES FOR SUCH NAI SHARES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE, SHOULD CONTACT THE EXCHANGE AGENT IMMEDIATELY AT (800) 829-8432.

                             KRANZCO REALTY TRUST

                    INSTRUCTIONS TO LETTER OF TRANSMITTAL

            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Delivery of Letter of Transmittal and Certificates. The Letter of Transmittal is to be used when certificates are to be tendered in the Exchange Offer. Certificates for all physically tendered NAI Shares ("NAI Share Certificates"), as well as the Letter of Transmittal or facsimile thereof, properly completed and duly executed, and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

         The method of delivery of NAI Share Certificates and all other required documents is at the option and risk of the tendering NAI Stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted and no fractional NAI Shares will be accepted. All tendering NAI Stockholders, by execution of the Letter of Transmittal (or facsimile thereof) waive any right to receive any notice of the acceptance of their NAI Shares for exchange.

         2. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of NAI Shares should be listed on a separate piece of paper and returned with the Letter of Transmittal.

         3. Partial Tenders. If fewer than all the NAI Shares evidenced by any certificate submitted are to be tendered, fill in the number of NAI Shares which are to be tendered in the box on page 3 of the Letter of Transmittal. In such cases, new certificate(s) for the remainder of the NAI Shares that were evidenced by your old certificate(s) will be sent to you as soon as practicable after the Expiration Date. All NAI Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         4. Signatures on Letter of Transmittal; Stock Powers and
Endorsements. The signature(s) on the Letter of Transmittal must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the NAI Shares tendered are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

         If you wish to tender NAI Shares and have more than one certificate and those certificates are registered in more than one name, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Kranzco of their authority so to act must be submitted.

         5. Stock Transfer Taxes. Kranzco will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of NAI Shares to it or its order pursuant to the Offer.

         6. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, the Letter of Transmittal and other exchange offer materials may be obtained from, the Exchange Agent at their its telephone number and/or address set forth on the back of the Letter of Transmittal.

         7. Substitute Form W-9. Each tendering NAI Stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the Stockholder's social security or federal employer identification number, on Substitute Form W-9 on page 5 of the Letter of Transmittal. If a NAI Stockholder fails to provide a TIN to the Exchange Agent, such Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such Holder or other payee with respect to Notes acquired pursuant to the Offer may be subject to 31% backup withholding tax. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The Stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the NAI Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the NAI Shares. If the NAI Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         IMPORTANT: The Letter of Transmittal or a facsimile copy thereof together with NAI Share certificates and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

The Exchange Agent for the Offer is:

                          FIRST UNION NATIONAL BANK
________________________________________________________________________________
By Regular Mail:                       By Overnight Courier:

      First Union National Bank                 First Union National Bank
 1525 West W.T. Harris Boulevard, 3C3      1525 West W.T. Harris Boulevard, 3C3
 Charlotte, North Carolina 28288-1153         Charlotte, North Carolina 28262
      Telephone:  (800) 829-8432                Telephone:  (800) 829-8432
________________________________________________________________________________
New York Drop:                         Facsimile Transmission:

      First Union National Bank                     (704) 590-7628
40 Broad Street - 5th Floor, Suite 550
      New York, New York 10004
________________________________________________________________________________


ANY NAI STOCKHOLDER THAT DESIRES TO TENDER NAI SHARES AND WHOSE CERTIFICATES FOR SUCH NAI SHARES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE, SHOULD CONTACT THE EXCHANGE AGENT IMMEDIATELY AT (800) 829-8432.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.-Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


For this type of account:                 Give the
                                          SOCIAL SECURITY
                                          number of--

------------------------------------------------------------------------------
1.   An individual's account              The individual

2.   Two or more individuals              The actual owner of the
     (joint account)                      account or, if combined
                                          funds, the first individual
                                          on the account(1)

3.   Husband and wife                     The actual owner of the
     (joint account)                      account or, if joint funds,
                                          either person(1)

4.   Custodian account of a               The minor(2)
     minor (Uniform Gift to
     Minor Act)

5.   Adult and minor                      The adult or, if the minor
     (joint account)                      is the only contributor,
                                          the minor(1)

6.   Account in the name of               The ward, minor, or
     guardian or committee for            incompetent person(3)
     a designated ward, minor,
     or incompetent person

7.   a.  The usual revocable              The grantor-trustee(1)
         savings trust account
         (grantor is also trustee)
     b.  So-called trust account          The actual owner(1)
         that is not a legal or
         valid trust under State
         law

8.   Sole proprietorship account          The owner(4)


For this type of account:                 Give the
                                          EMPLOYER
                                          IDENTIFICATION
                                          number of--

------------------------------------------------------------------------------
9.   A valid trust, estate, or            The legal entity (Do not
     person trust                         furnish the identifying
                                          number of the personal
                                          representative or trustee
                                          unless the legal entity itself
                                          is not designated in the
                                          account title.)(5)

10.  Corporate account                    The corporation

11.  Religious, charitable, or            The organization
     educational organization
     account

12.  Partnership account held             The partnership
     in the name of the
     business

13.  Association, club, or other          The organization
     tax-exempt organization

14.  A broker or registered               The broker or nominee
     nominee

15.  Account with the                     The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State or
     local government, school
     district, or prison) that
     receives agricultural
     program payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER OF SUBSTITUTE FORM W-9

                                    Page 2

Obtaining a Number

If you don't have a taxpayer identification number or; you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

o A corporation.

o A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o A real estate investment trust.

o A common trust fund operated by a bank under section 584(a).

o An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

o An entity registered at all times under the Investment Company Act of 1940.

o A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o Payments made by certain foreign organizations.

o Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o Payments described in section 6049(b)(5) to non-resident aliens.

o Payments on tax-free covenant bonds under section 1451.

o Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART II OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS.

  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N.

Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties:

(1) Penalties for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure unless it is shown that you acted with reasonable cause and in good faith.

(3) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.